UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 1, 2007

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LightPath Technologies, Inc.

Form 8-K

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2007, the Board of Directors of LightPath Technologies, Inc. (the “Corporation”) adopted the First Amendment to the Bylaws of the Corporation (the “Amendment”) to permit shares of the Corporation to be uncertificated and grant the Board of Directors authority to make such rules and regulations concerning the issuance, transfer and registration of the Corporation’s shares. The Amendment was adopted in order to comply with the NASDAQ Direct Registration requirement as set forth in NASDAQ Marketplace Rule 4350(l). The Amendment is attached as Exhibit (3)(ii) to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit (3)(ii)	First Amendment to the Bylaws of LightPath Technologies, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: November 2, 2007	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
EX-(3)(ii)	First Amendment to the Bylaws of LightPath Technologies, Inc.

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